                                                          Morgan & Company
                                                        Chartered Accountants

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8, pertaining to the Tango Incorporated 2003 Employee Option
Plan, of our report, dated November 29, 2002, relating to the consolidated financial statements, which appear in the Annual Report on Form 10-KSB of Tango
Incorporated (formerly Environmental Strategies and Technologies International
Inc.) for the year ended July 31, 2002.

Vancouver, Canada                                        "Morgan & Company"

July 2, 2003                                             Chartered Accountants